Fiscal 1Q25 Results January 29, 2025

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions or divestitures, and our level of success in integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward- looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Overview of Results Paul Reilly Chair & CEO, Raymond James Financial 3

4 *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. $ in millions, except per share amounts 1Q25 vs. 1Q24 vs. 4Q24 As reported: Net revenues RECORD $ 3,537 17% 2% Net income available to common shareholders $ 599 21% —% Earnings per common share — diluted RECORD $ 2.86 23% —% 1Q24 4Q24 Return on common equity — annualized 20.4% 19.1% 21.2% vs. 1Q24 vs. 4Q24 Non-GAAP measures*: Adjusted net income available to common shareholders $ 614 19% (1)% Adjusted earnings per common share — diluted $ 2.93 22% (1)% 1Q24 4Q24 Adjusted return on common equity — annualized 20.9% 19.7% 21.9% Adjusted return on tangible common equity — annualized 24.6% 23.8% 25.8% Fiscal 1Q25 highlights

Fiscal 1Q25 key metrics

$ in billions		1Q25	vs. 1Q24	vs. 4Q24
Client assets under administration		$ 1,557.5	14%	(1)%
Private Client Group (PCG) assets under administration		$ 1,491.8	14%	(1)%
PCG assets in fee-based accounts*	RECORD	$ 876.6	17%	—%
Financial assets under management		$ 243.9	13%	—%
Total clients' domestic cash sweep and Enhanced Savings Program balances		$ 59.7	3%	3%
Bank loans, net	RECORD	$ 47.2	7%	3%
			1Q24	4Q24
Domestic PCG net new assets**		$ 14.0	$ 21.6	$ 13.0
Domestic PCG net new assets growth — annualized**		4.0%	7.8%	4.0%

*Record indicated as of quarter-end date and does not reflect monthly reported data. **Domestic PCG net new assets represents domestic PCG client inflows, including dividends and interest, less domestic PCG client outflows, including commissions, advisory fees and other fees. The domestic PCG net new asset growth — annualized percentage is based on the beginning domestic PCG assets under administration balance for the indicated period.

5

RAYMOND JAMES

Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Effective October 1, 2024, we updated our methodology for allocating interest income on certain cash balances, resulting in a reduction in interest income in the Other segment and an increase in interest income in the PCG segment. Prior period segment results are unchanged. Fiscal 1Q25 segment results 6 $ in millions 1Q25 vs. 1Q24 vs. 4Q24 Net revenues: Private Client Group RECORD $ 2,548 14% 3% Capital Markets $ 480 42% (1)% Asset Management RECORD $ 294 25% 7% Bank $ 425 (4)% (2)% Consolidated net revenues RECORD $ 3,537 17% 2% Pre-tax income: Private Client Group $ 462 5% —% Capital Markets $ 74 2,367% (22)% Asset Management RECORD $ 125 34% 8% Bank $ 118 28% 20% Consolidated pre-tax income $ 749 19% (1)%

Financial Review Butch Oorlog Chief Financial Officer, Raymond James Financial 7

Consolidated net revenues 8 $ in millions 1Q25 vs. 1Q24 vs. 4Q24 Asset management and related administrative fees $ 1,743 24% 5% Brokerage revenues 559 7% —% Account and service fees 342 7% 3% Investment banking 325 80% 3% Interest income 1,027 (2)% (4)% Other 39 3% (35)% Total revenues 4,035 15% 1% Interest expense (498) (2)% (8)% Net revenues $ 3,537 17% 2%

Domestic cash sweep and ESP balances 9 C lie nt s' D om es tic C as h S w ee p & E S P B al an ce s ($ B ) C ash S w eep & E S P B alances as a % of D om estic P C G A U A CLIENTS' DOMESTIC CASH SWEEP & ENHANCED SAVINGS PROGRAM (ESP)* BALANCES AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA) 23.9 23.4 23.4 24.0 23.9 17.8 18.2 17.3 18.2 20.3 1.8 1.7 1.7 1.7 1.7 14.5 14.9 14.0 14.0 13.8 58.0 58.2 56.4 57.9 59.7 4.8% 4.6% 4.3% 4.2% 4.3% RJBDP - Bank Segment** RJBDP - Third-Party Banks** Client Interest Program ESP* 1Q24 2Q24 3Q24 4Q24 1Q25 Note: May not total due to rounding. *Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. **We earn fees from the Raymond James Bank Deposit Program (RJBDP), a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. Year-over-year change: 3% Sequential change: 3%

Net interest income & RJBDP fees (third-party banks) 10 *As reported in "Account and service fees" in the PCG segment. **Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 698 689 672 678 673 546 529 523 532 529 152 160 149 146 144 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 1Q24 2Q24 3Q24 4Q24 1Q25 NET INTEREST MARGIN (NIM) 2.74% 2.66% 2.64% 2.62% 2.60% 2.97% 2.91% 2.86% 2.85% 2.74% Firmwide NIM Bank Segment NIM 1Q24 2Q24 3Q24 4Q24 1Q25 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 3.66% 3.59% 3.41% 3.34% 3.12% 1Q24 2Q24 3Q24 4Q24 1Q25 Year-over-year change: (4)% Sequential change: (1)%

Consolidated expenses

$ in millions		1Q25	vs. 1Q24	vs. 4Q24
Compensation, commissions and benefits	**$**	**2,272**	**18%**	**5%**
Non-compensation expenses:				
Communications and information processing		178	19%	(2)%
Occupancy and equipment		73	1%	(4)%
Business development		68	11%	6%
Investment sub-advisory fees		53	33%	6%
Professional fees		34	6%	(28)%
Bank loan provision for credit losses		—	NM	NM
Other		110	16%	7%
Total non-compensation expenses		**516**	**12%**	**(5)%**
Total non-interest expenses	**$**	**2,788**	**17%**	**3%**

TOTAL COMPENSATION RATIO*



63.8%
65.5%
64.7%
62.4%
64.2%
63.4%
65.2%
64.4%
62.1%
64.0%
1Q24
2Q24
3Q24
4Q24
1Q25
Total Compensation Ratio
Adjusted Total Compensation Ratio**

TOTAL NON-COMPENSATION EXPENSES
$ IN MILLIONS



462
466
494
543
516
1Q24
2Q24
3Q24
4Q24
1Q25

*Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. **This is a non-GAAP financial measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

11

RAYMOND JAMES

*This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Consolidated pre-tax margin 12 20.9% 19.5% 20.0% 22.0% 21.2% 21.7% 20.4% 20.7% 22.7% 21.7% Pre-Tax Margin (GAAP) Adjusted Pre-Tax Margin* 1Q24 2Q24 3Q24 4Q24 1Q25

Other financial information 13 *This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. **This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non- GAAP measures to the most directly comparable GAAP measures and for more information on these measures. ***Estimated. $ in millions, except per share amounts 1Q25 vs. 1Q24 vs. 4Q24 Total assets $ 82,282 3% (1)% RJF corporate cash* $ 2,339 12% 8% Total common equity attributable to RJF $ 11,844 11% 2% Book value per share $ 57.89 13% 2% Tangible book value per share** $ 49.49 16% 2% Weighted-average common and common equivalent shares outstanding — diluted 209.2 (2)% —% 1Q24 4Q24 Tier 1 leverage ratio*** 13.0% 12.1% 12.8% Tier 1 capital ratio*** 23.7% 21.6% 22.8% Common equity tier 1 ratio*** 23.5% 21.5% 22.6% Total capital ratio*** 25.0% 23.0% 24.1% Effective tax rate 19.9% 21.0% 20.8%

$1.4B of dividends paid and share repurchases over the past 5 quarters Capital management 14 DIVIDENDS PAID AND SHARE REPURCHASES $ IN MILLIONS 245 302 337 394 154 150 207 243 300 50 95 95 94 94 104 Share Repurchases* Dividends Paid** 1Q24 2Q24 3Q24 4Q24 1Q25 Number of Shares Repurchased* (thousands) 1,408 1,695 1,994 2,598 310 Average Share Price of Shares Repurchased* $106.51 $121.99 $121.98 $115.49 $161.13 *Under the Board of Directors' common stock repurchase authorization. **Reflects dividends paid to holders of common shares. ***Indicates amount remaining as of December 31, 2024 under the Board of Directors' $1.5 billion common stock repurchase authorization approved on December 3, 2024. $1.45B remains under current common stock repurchase authorization***

Bank segment key credit trends 15 $ in millions 1Q25 vs. 1Q24 vs. 4Q24 Bank loan provision for credit losses $ — NM NM Net charge-offs $ 4 (50)% (80)% 1Q24 4Q24 Nonperforming assets as a % of total assets 0.26% 0.27% 0.28% Bank loan allowance for credit losses as a % of loans held for investment 0.95% 1.08% 0.99% Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment* 1.93% 2.06% 1.99% Criticized loans as a % of total loans held for investment 1.26% 1.06% 1.47% *Corporate loans include commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

Outlook 16

Appendix 17

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 18 We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non- GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments. Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide Three months ended $ in millions December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 Net income available to common shareholders $ 497 $ 474 $ 491 $ 601 $ 599 Non-GAAP adjustments: Expenses related to acquisitions: Compensation, commissions and benefits (1) 11 11 11 9 8 Communication and information processing — 1 — 1 — Professional fees 1 1 1 1 1 Other Amortization of identifiable intangible assets (2) 11 11 11 11 11 All other acquisition-related expenses — 2 — 3 — Total “Other” expense 11 13 11 14 11 Total pre-tax impact of non-GAAP adjustments related to acquisitions 23 26 23 25 20 Tax effect of non-GAAP adjustments (6) (6) (6) (5) (5) Total non-GAAP adjustments, net of tax 17 20 17 20 15 Adjusted net income available to common shareholders $ 514 $ 494 $ 508 $ 621 $ 614 Pre-tax income $ 630 $ 609 $ 644 $ 760 $ 749 Pre-tax impact of non-GAAP adjustments (as detailed above) 23 26 23 25 20 Adjusted pre-tax income $ 653 $ 635 $ 667 $ 785 $ 769 19

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Three months ended December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 Pre-tax margin (3) 20.9% 19.5% 20.0% 22.0% 21.2 % Impact of non-GAAP adjustments on pre-tax margin: Expenses related to acquisitions: Compensation, commissions and benefits (1) 0.4% 0.3% 0.3% 0.3% 0.2 % Communication and information processing — % — % — % — % — % Professional fees — % 0.1% — % — % — % Other: Amortization of identifiable intangible assets (2) 0.4% 0.4% 0.4% 0.3% 0.3 % All other acquisition-related expenses — % 0.1% — % 0.1% — % Total “Other” expense 0.4% 0.5% 0.4% 0.4% 0.3 % Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.8% 0.9% 0.7% 0.7% 0.5 % Adjusted pre-tax margin (3) 21.7% 20.4% 20.7% 22.7% 21.7 % Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide20

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 21 Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide Three months ended $ in millions December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 Compensation, commissions and benefits expense $ 1,921 $ 2,043 $ 2,090 $ 2,159 $ 2,272 Less: Acquisition-related retention (1) 11 11 11 9 8 Adjusted compensation, commissions and benefits expense $ 1,910 $ 2,032 $ 2,079 $ 2,150 $ 2,264 Total compensation ratio (4) 63.8% 65.5% 64.7% 62.4% 64.2 % Less the impact of non-GAAP adjustments on compensation ratio: Acquisition-related retention (1) 0.4% 0.3% 0.3% 0.3% 0.2 % Adjusted total compensation ratio (4) 63.4% 65.2% 64.4% 62.1% 64.0%

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 22 Note: Please refer to the footnotes on slide 27 for additional information. Three months ended Earnings per common share (5) December 31, 2023 September 30, 2024 December 31, 2024 Basic $ 2.38 $ 2.93 $ 2.94 Impact of non-GAAP adjustments on basic earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits (1) 0.05 0.04 0.04 Communication and information processing — — — Professional fees 0.01 0.01 — Other: Amortization of identifiable intangible assets (2) 0.05 0.05 0.05 All other acquisition-related expenses — 0.02 — Total “Other” expense 0.05 0.07 0.05 Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.11 0.12 0.09 Tax effect of non-GAAP adjustments (0.03) (0.02) (0.02) Total non-GAAP adjustments, net of tax 0.08 0.10 0.07 Adjusted basic $ 2.46 $ 3.03 $ 3.01 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 23 Note: Please refer to the footnotes on slide 27 for additional information. Three months ended Earnings per common share (5) December 31, 2023 September 30, 2024 December 31, 2024 Diluted $ 2.32 $ 2.86 $ 2.86 Impact of non-GAAP adjustments on diluted earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits (1) 0.05 0.04 0.04 Communication and information processing — — — Professional fees 0.01 — — Other: Amortization of identifiable intangible assets (2) 0.05 0.05 0.05 All other acquisition-related expenses — 0.02 — Total “Other” expense 0.05 0.07 0.05 Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.11 0.11 0.09 Tax effect of non-GAAP adjustments (0.03) (0.02) (0.02) Total non-GAAP adjustments, net of tax 0.08 0.09 0.07 Adjusted diluted $ 2.40 $ 2.95 $ 2.93 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 24 Note: Please refer to the footnotes on slide 27 for additional information. Book value per share As of $ in millions, except per share amounts December 31, 2023 September 30, 2024 December 31, 2024 Total common equity attributable to Raymond James Financial, Inc. $ 10,711 $ 11,594 $ 11,844 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 1,908 1,886 1,858 Deferred tax liabilities related to goodwill and identifiable intangible assets, net (132) (138) (139) Tangible common equity attributable to Raymond James Financial, Inc. $ 8,935 $ 9,846 $ 10,125 Common shares outstanding 208.7 203.3 204.6 Book value per share (6) $ 51.32 $ 57.03 $ 57.89 Tangible book value per share (6) $ 42.81 $ 48.43 $ 49.49 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 25 Note: Please refer to the footnotes on slide 27 for additional information. Return on common equity Three months ended $ in millions December 31, 2023 September 30, 2024 December 31, 2024 Average common equity (7) $ 10,423 $ 11,356 $ 11,719 Impact of non-GAAP adjustments on average common equity: Expenses related to acquisitions: Compensation, commissions and benefits (1) 6 5 4 Communication and information processing — — — Professional fees — 1 1 Other: Amortization of identifiable intangible assets (2) 6 6 6 All other acquisition-related expenses — 1 — Total “Other” expense 6 7 6 Total pre-tax impact of non-GAAP adjustments related to acquisitions 12 13 11 Tax effect of non-GAAP adjustments (3) (3) (3) Total non-GAAP adjustments, net of tax 9 10 8 Adjusted average common equity (7) $ 10,432 $ 11,366 $ 11,727 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 26 Return on tangible common equity Three months ended $ in millions December 31, 2023 September 30, 2024 December 31, 2024 Average common equity (7) $ 10,423 $ 11,356 $ 11,719 Less: Average goodwill and identifiable intangible assets, net 1,908 1,885 1,872 Average deferred tax liabilities related to goodwill and identifiable intangible assets, net (132) (137) (139) Average tangible common equity (7) $ 8,647 $ 9,608 $ 9,986 Impact of non-GAAP adjustments on average tangible common equity: Expenses related to acquisitons: Compensation, commissions and benefits (1) 6 5 4 Communication and information processing — — — Professional fees — 1 1 Other: Amortization of identifiable intangible assets (2) 6 6 6 All other acquisition-related expenses — 1 — Total “Other” expense 6 7 6 Total pre-tax impact of non-GAAP adjustments related to acquisitions 12 13 11 Tax effect of non-GAAP adjustments (3) (3) (3) Total non-GAAP adjustments, net of tax 9 10 8 Adjusted average tangible common equity (7) $ 8,656 $ 9,618 $ 9,994 Return on common equity (8) 19.1% 21.2% 20.4 % Adjusted return on common equity (8) 19.7% 21.9% 20.9 % Return on tangible common equity (8) 23.0% 25.0% 24.0 % Adjusted return on tangible common equity (8) 23.8% 25.8% 24.6 % Note: Please refer to the footnotes on slide 27 for additional information.

Footnotes 27 (1) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (3) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (4) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (5) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended December 31, 2024, September 30, 2024, and December 31, 2023. (6) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (7) Average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (8) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.